Exhibit 10.23

AMENDMENT NO. 4 TO THE
CREDIT AGREEMENT

This AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this “Amendment”) dated as of November 19, 2018, is entered into by and among PRIME ONDECK RECEIVABLE TRUST II, LLC, a Delaware limited liability company (“Company”), the Lenders party hereto which constitute each affected Lender and CREDIT SUISSE AG, NEW YORK BRANCH as Administrative Agent for the Class A Lenders (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, and Wells Fargo Bank, N.A., as Paying Agent and as Collateral Agent for the Secured Parties, entered into a Credit Agreement, dated as of December 8, 2016 (as amended by that certain Amendment No. 1, dated as of September 25, 2017, that certain Amendment No. 2, dated as of June 5, 2018, that certain Amendment No. 3, dated as of October 5, 2018, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;
WHEREAS, Company, the Lenders party hereto and Administrative Agent, have agreed to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, hereby amended as follows:

1.1    Section 1.1 of the Credit Agreement.

(a)The definition of “Commitment Termination Date” as set forth in Section 1.1 of the Credit Agreement is amended and restated as follows:

“Commitment Termination Date” means the earliest to occur of (i) March 8, 2019; (ii) the date the Commitments are permanently reduced to zero pursuant to Section 2.9(a); and (iii) the date of the termination of the Commitments pursuant to Section 7.1.
SECTION 2.    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and Lenders, on the Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

2.1    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.

2.2    Binding Obligation. This Amendment has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

2.3    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

2.4    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default, an Event of Default or a Servicer Default.

SECTION 3.    MISCELLANEOUS

3.1    Conditions of Effectiveness. This Amendment shall become effective as of the date (such date, the “Amendment Effective Date”) on which the Administrative Agent has received counterparts of this Amendment executed by Company, the Administrative Agent and the Lenders party hereto.

3.2    Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.

(b)Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Administrative Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

3.3    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

3.4    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

3.5    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.6    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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IN WITNESS THEREOF, the parties hereto have caused this Amendment No. 4 to the Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PRIME ONDECK RECEIVABLE TRUST II, LLC,
as Company

By:     /s/ Kenneth A. Brause
Name: Kenneth A. Brause
Title: Chief Financial Officer

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:     /s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

By:     /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Class A Committed Lender in the Credit Suisse Lender Group

By:     /s/ Patrick Duggan
Name: Patrick Duggan
Title: Authorized Signatory

By:     /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

GIFS CAPITAL COMPANY, LLC,
as a Class A Conduit Lender in the Credit Suisse Lender Group

By:    /s/ R. Scott Chisholm
Name: R. Scott Chisholm
Title: Authorized Signatory